                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

      Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18 U.S.C. ss.
1350),  the  undersigned,  ReiJane Huai,  Chief Executive  Officer of FalconStor
Software, Inc., a Delaware Corporation (the "Company"),  does hereby certify, to his knowledge, that:

      The Quarterly  Report on Form 10-Q for the quarter ended March 31, 2004 of the Company (the  "Report")  fully  complies with the  requirements  of Sections
13(a) and 15(d) of the  Securities  Exchange  Act of 1934,  and the  information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ ReiJane Huai
                                        ---------------------
                                        ReiJane Huai
                                        Chief Executive Officer
                                        May 10, 2004